EXHIBIT 10.54

SECOND AMENDMENT TO MASTER LEASE

THIS SECOND AMENDMENT TO MASTER LEASE (the “Amendment”) is made and entered into as of November 18, 2003 and effective as of July 1, 2003 (the “Effective Date”), by and among HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation (“HCPI”), HEALTH CARE PROPERTY PARTNERS, a California general partnership (“HCPP”), and INDIANA HCP, L.P., a Delaware limited partnership (“Indiana HCP”) (collectively and jointly and severally, “Lessor”), KINDRED NURSING CENTERS EAST, L.L.C., a Delaware limited liability company, KINDRED NURSING CENTERS WEST, L.L.C., a Delaware limited liability company, KINDRED NURSING CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership (collectively, and jointly and severally, “Lessee”), with respect to the following:

RECITALS

A. Lessor is the “Lessor” and Lessee is the “Lessee” pursuant to that certain Master Lease dated as of May 16, 2001 (the “Original Lease”), as amended by that certain First Amendment to Master Lease dated as of August 1, 2001 (the “First Amendment”). The Lease covers the Land, Leased Improvements, Related Rights and Fixtures of twenty-two (22) separate health care Facilities, all as more particularly described in the Lease. The Original Lease together with the First Amendment are collectively referred to herein as the “Lease.”

B. The obligations of Lessee under the Lease are guaranteed by Kindred Healthcare, Inc., a Delaware corporation, and Kindred Healthcare Operating, Inc., a Delaware corporation (collectively and jointly and severally, “Guarantors”), pursuant to that certain written Guaranty of Obligations executed by Guarantors as of May 16, 2001 (the “Guaranty”). The Guaranty was mistakenly executed under the name of “Kindred Operating, Inc., a Delaware corporation,” instead of Kindred Healthcare Operating, Inc., a Delaware corporation.

C. Lessor and Lessee desire to, among other things, retroactively adjust the monthly Allocated Minimum Rent payable by Lessee for each Facility, but only upon the terms and conditions set forth in this Amendment.

AGREEMENT

IN CONSIDERATION OF the foregoing Recitals and the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree as follows:

1. Allocated Minimum Rent. Notwithstanding any later execution and delivery of this Amendment, Lessor and Lessee acknowledge and agree as follows:

(a) The Allocated Minimum Rent payable by Lessee for each Facility from July 1, 2003 through July 31,2003 shall be equal to the amount set forth opposite such Facility on Exhibit A attached hereto and incorporated herein by this reference.

(b) Commencing August 1, 2003 (i.e., the commencement of the third (3rd) Lease Year) the Allocated Minimum Rent payable by Lessee for each Facility shall be equal to the amount set forth opposite such Facility on Exhibit B attached hereto and incorporated herein by this reference. Such Allocated Minimum Rent shall be subject to increase at the times and in the amounts set forth in Section 3.1 of the Original Lease.

(c) After giving effect to the retroactive adjustments in the Allocated Minimum Rent pursuant to subsections (a) and (b) above and the payments made by Lessee on account of Minimum Rent through September 30, 2003, Lessee owed Lessor an additional Forty- Seven Thousand Five Hundred Thirty-One and 24/100 Dollars ($47,531.24) (the “Adjustment Rent”). Lessor acknowledges that it has received the Adjustment Rent from Lessee.

2. Use of the Leased Property. Notwithstanding anything to the contrary contained in Exhibit B to the Lease, the number of licensed and operating beds for each Facility shall be equal to the numbers set forth opposite such Facility on Exhibit C attached hereto and incorporated herein by this reference.

3. General Insurance Requirements. Notwithstanding anything to the contrary contained in the Lease, Lessee shall be allowed to maintain a claims made policy form of insurance insuring against the risks set forth in Section 13.1.5 of the Original Lease, provided that such claims made policy must include therein the right to purchase a “tail” that insures against so-called “incurred but not reported claims” for a period of not less than three (3) years following the expiration of such claims made policy. Upon the expiration of any such claims made policy, Lessee shall either (i) purchase a three (3) year “tail” policy covering any so-called “incurred but not reported claims” during the prior policy period or (ii) provide other insurance covering “incurred but not reported claims” for such prior policy period for a period of not less than three (3) years thereafter in form satisfactory to Lessor.

4. Defined Terms. All terms used in this Amendment with initial capital letters and not defined herein shall have the meanings given to such terms in the Lease.

5. Lease in Effect. Lessor and Lessee acknowledge and agree that the Lease, as hereby amended, remains in full force and effect in accordance with its terms.

6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment via telephone facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

7. Payment of Expenses Lessee shall be responsible for the payment of its own legal, accounting and other expenses incurred in connection with the preparation and negotiation of this Amendment and each of Lessor and Lessee shall be responsible for the payment of one-half ( 1/2) of Lessor’s legal, accounting and other expenses incurred in connection with the preparation and negotiation of this Amendment.

2

[Signature Page Follows]

3

IN WITNESS WHEREOF, Lessor and Lessee have executed this Amendment as of the Effective Date.

“LESSOR”		“LESSEE”

HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation		KINDRED NURSING CENTERS EAST, L.L.C., a Delaware limited liability company

By:	/s/ Edward J. Henning	By:	/s/ Lane Bowen
	Edward J. Henning	Its:	President, HSD
Senior Vice President, General Counsel and Corporate Secretary
		By:	/s/ Joseph L. Landenwich
		Its:	V.P. of Corporate Legal Affairs
“HCPI”

HEALTH CARE PROPERTY PARTNERS, a California general partnership			KINDRED NURSING CENTERS WEST, L.L.C., a Delaware limited liability company

By:	HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation, its Managing General Partner		By:	/s/ Lane Bowen
			Its:	President, HSD

			By:	/s/ Joseph L. Landenwich
			Its:	V.P. of Corporate Legal Affairs
	By:	/s/ Edward J. Henning
Edward J. Henning
		Senior Vice President, General Counsel and Corporate Secretary	KINDRED NURSING CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership

“HCPP”
INDIANA HCP, L.P., a Delaware corporation			By:	Kindred Healthcare Operating, Inc., its general partner

By:	INDIANA HCP GP, INC., a Delaware corporation, its General Partner			By: Its:	/s/ Lane Bowen President, HSD

	By:	/s/ Edward J. Henning		By:	/s/ Joseph L. Landenwich
		Edward J. Henning		Its:	V.P. of Corporate Legal Affairs
Senior Vice President

“INDIANA HCP”

CONSENT AND REAFFIRMATION OF GUARANTORS

The undersigned Guarantors hereby consent to the foregoing Second Amendment to Master Lease and reaffirm to Lessor that their obligations under the Guaranty remain in full force and effect with respect the Lease, as amended hereby.

In addition, Kindred Healthcare Operating, Inc. hereby acknowledges that the Guaranty, and Guarantor’s consent and reaffirmation of that certain First Amendment to Master Lease dated as of August 1, 2001, were mistakenly executed under the name of “Kindred Operating, Inc., a Delaware corporation,” and that Kindred Healthcare Operating, Inc. is jointly and severally liable for all obligations of “Guarantors” under the Guaranty, as the same may have been amended or supplemented from time to time.

KINDRED HEALTHCARE, INC., a Delaware corporation

By:	/s/ Lane Bowen
Its:	President, HSD

By:	/s/ Joseph L. Landenwich
Its:	V.P. of Corporate Legal Affairs

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation

By:	/s/ Lane Bowen
Its:	President, HSD

By:	/s/ Joseph L. Landenwich
Its:	V.P. of Corporate Legal Affairs

5

EXHIBIT A

List of Facilities, Facility Groups and Annual and Monthly Allocated Minimum Rent for

the Facilities

(July 1, 2003 – July 31, 2003)

Kindred Facility #	City. St. Location	Group	Annual Allocated Minimum Rent	Monthly Allocated Minimum Rent
0171	Bolivar TN	1	$730,988	$61,087.50
0174	Camden TN	1	$511,156	$45,947.92
0175	Jefferson City TN	1	$1,016,500	$86,083.33
0177	Loudon TN	1	$914,438	$77,062.50
0178	Memphis TN	1	$1,483,119	$124,710.42
0179	Huntingdon TN	1	$587,938	$52,947.92
0183	Ripley TN	1	$637,937	$56,427.08
0184	Blountville TN	1	$690,481	$57,797.92
0187	Maryville TN	1	$1,116,688	$93,229.17
0189	Maryville TN	1	$446,600	$37,216.67

	Group 2

0237	Newark OH	2	$1,416,278	$118,023.19
0287	Vincennes IN	2	$1,116,500	$93,041.67
0271	Mayfield KY	2	$593,775	$49,481.25
0295	Whitehouse OH	2	$456,506	$38,042.20
0870	Marion OH	2	$517,540	$43,128.37
0861	Kansas City MO	2	$543,533	$45,294.38
0861	Kansas City MO	2	$319,217	$26,601.45

	Group 3

0849	Denver CO	3	$1,075,900	$89,658.33
0531	Fairhaven MA	3	$383,670	$31,972.50
0540	West Roxbury MA	3	$447,615	$37,301.25
0205	Livermore CA	3	$351,698	$29,308.13
0197	Oshkosh WI	3	$460,810	$38,400.83
0541	Westborough MA	3	$567,893	$47,324.38

			$16,386,779	$1,380,088.36

EXHIBIT B

List of Facilities, Facility Groups and Annual and Monthly Allocated Minimum Rent for

the Facilities

(August 1, 2003 – July 31, 2004)

Kindred Facility #	City. St. Location	Group	Annual Allocated Minimum Rent	Monthly Allocated Minimum Rent
0171	Bolivar TN	1	$748,470	$62,372.49
0174	Camden TN	1	$562,083	$46,840.27
0175	Jefferson City TN	1	$1,054,416	$87,868.04
0177	Loudon TN	1	$944,025	$78,668.74
0178	Memphis TN	1	$1,527,793	$127,316.09
0179	Huntingdon TN	1	$647,690	$53,974.13
0183	Ripley TN	1	$690,510	$57,542.52
0184	Blountville TN	1	$708,138	$59,011.52
0187	Maryville TN	1	$1,142,308	$95,192.35
0189	Maryville TN	1	$456,023	$38,001.94

	Group 2

0237	Newark OH	2	$1,446,162	$120,513.48
0287	Vincennes IN	2	$1,140,058	$95,004.85
0271	Mayfield KY	2	$606,304	$50,525.30
0295	Whitehouse OH	2	$466,139	$38,844.89
0870	Marion OH	2	$528,461	$44,038.38
0861	Kansas City MO	2	$555,001	$46,250.09
0861	Kansas City MO	2	$325,953	$27,162.74

	Group 3

0849	Denver CO	3	$1,098,601	$91,550.12
0531	Fairhaven MA	3	$391,765	$32,647.12
0540	West Roxbury MA	3	$457,060	$38,088.31
0205	Livermore CA	3	$359,118	$29,926.53
0197	Oshkosh Wl	3	$470,533	$39,211.09
0541	Westborough MA	3	$579,875	$48.322.92

			$16,906,487	$1,408,873,91

EXHIBIT C

Number of Licensed and Operating Beds for Each Facility

Kindred Facility #	City. State Location	#of Available Beds	#of Licensed Beds
0171	Bolivar TN	134	134
0174	Camden TN	150	150
0175	Jefferson City TN	170	170
0177	Loudon TN	182	182
0178	Memphis TN	233	233
0179	Huntingdon TN	150	150
0183	Ripley TN	144	144
0184	Blountville TN	170	170
0187	Maryville TN	187	187
0189	Maryville TN	75	75

	Group 2

0237	Newark OH	300	300
0287	Vincennes IN	205	216
0271	Mayfield KY	100	100
0295	Whitehouse OH	88	94
0870	Marion OH	110	110
0861	Kansas City MO	180	180
0861	Kansas City MO	96	96

	Group 3

0849	Denver CO	172	180
0531	Fairhaven MA	106	107
0540	West Roxbury MA	141	141
0205	Livermore CA	80	83
0197	Oshkosh Wl	182	184
0541	Westborough MA	122	123